Exhibit 10.3

NEITHER THIS WARRANT NOR ISSUANCE OF THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF TO THE HOLDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 23.


No. W-2 Right to Purchase 1,111,111 Shares of Common Stock of Knightsbridge Fine Wines, Inc.


                         KNIGHTSBRIDGE FINE WINES, INC.

                          COMMON STOCK PURCHASE WARRANT


                           KNIGHTSBRIDGE FINE WINES, INC., a Nevada corporation,
hereby certifies that, for value received, GRYPHON MASTER FUND, L.P. or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Dallas, Texas time, on the Expiration Date (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), 1,111,111 fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Purchase Price. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

                           1.    DEFINITIONS.

                           (a)  As used in this Warrant, the term "Holder" shall
have the meaning assigned to such term in the first paragraph of this Warrant.

                           (b) All the agreements or instruments herein  defined
shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Warrant.

                           (c)  The  following  terms  shall have  the following
meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                           "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                           "Aggregate Purchase Price" means at any time an amount equal to the product obtained by multiplying (x) the Purchase Price times (y) the number of shares of Common Stock for which this Warrant may be exercised at such time.

                  "Aggregation  Parties"  shall  have the  meaning  provided  in
Section 2(c).

                           "Board of Directors"  means the Board of Directors of
the Company.

                           "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of Dallas are authorized or required by law or executive order to remain closed.

                           "Common Stock" includes the Company's Common Stock, par value $.001 per share, (and any purchase rights issued with respect to the Common Stock in the future) as authorized on the date hereof, and any other securities into which or for which the Common Stock (and any such rights issued with respect to the Common Stock) may be
         converted  or  exchanged  pursuant  to  a  plan  of   recapitalization,
         reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock.

                           "Common Stock Equivalents" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                           "Company" shall include Knightsbridge Fine Wines, Inc., a Nevada corporation, and any corporation that shall succeed to or assume the obligations of Knightsbridge Fine Wines, Inc. hereunder in accordance with the terms hereof.

                           "Current Fair Market Value" means when used with respect to the Common Stock as of a specified date with respect to each share of Common Stock, the average of the closing prices of the Common Stock sold on all securities exchanges (including the Nasdaq and the Nasdaq SmallCap) on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten Trading Days consisting of the day as of which the Current Fair Market Value of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the nine consecutive Trading Days prior to such day. If on the date for which Current Fair Market Value is to be determined the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Current Fair Market Value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not an employee or director of the Company at the time of determination) in an arms'-length transaction for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

                           "Expiration Date" means December 22, 2008.

                           "Gryphon" means Gryphon Master Fund, L.P., a  Bermuda
limited partnership.

                           "Holder Share Notice" shall have the meaning provided
in Section 3(a).

                           "Issuance  Date" means the date of original  issuance
of this Warrant or its predecessor instrument.

                           "Nasdaq" means the Nasdaq National Market.

                           "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

                           "1934 Act" means the Securities Exchange Act of 1934,
as amended.

                           "1933  Act"  means  the  Securities  Act of 1933,  as
amended.

                           "Note" means  the 7.5% Secured Convertible  Note  due
2006 issued by the Company pursuant to the Purchase Agreement.

                           "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5.

                           "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                           "Purchase Agreement" means the Purchase Agreement, dated as of December 22, 2003, by and between the Company and Gryphon.

                           "Purchase  Price" means $0.70,  subject to adjustment
as provided in this Warrant.

                           "QIB"  means a  "qualified  institutional  buyer"  as
defined in Rule 144A.

                           "Registration    Rights    Agreement"    means    the
         Registration Rights Agreement, dated as of December 22, 2003, by and between the Company and Gryphon.

                           "Registration   Statement"  shall  have  the  meaning
provided in the Registration Rights Agreement.

                           "Restricted  Ownership  Percentage"  shall  have  the
meaning provided in Section 2(c).

                           "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the 1933 Act (or any successor provision).

                           "Reorganization  Event" means the  occurrence  of any
one or more of the following events:

                           (i) any consolidation,  merger or similar transaction
                  of the Company or any Subsidiary with or into another entity (other than a merger or consolidation or similar transaction of a Subsidiary into the Company or a wholly-owned Subsidiary); or the sale or transfer of all or substantially all of the assets of the Company and the Subsidiaries in a single transaction or a series of related transactions; or

                           (ii) the  occurrence of any  transaction  or event in
                  connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive securities of any other Person (whether by means of a Tender Offer, liquidation, consolidation, merger, share exchange, combination, reclassification, recapitalization, or otherwise); or

                           (iii) the acquisition by a Person or group of Persons
                  acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors.

                           "Rule 144A" means Rule 144A as promulgated  under the
1933 Act.

                           "SEC" means the Securities and Exchange Commission.

                           "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

                           "Tender Offer" means a tender offer, exchange offer or other offer by the Company to repurchase outstanding shares of its capital stock.

                           "Trading Day" means a day on whichever of the OTC Bulletin Board, any national securities exchange, the Nasdaq or the Nasdaq SmallCap, which then constitutes the principal securities market for the Common Stock, is open for general trading.

                           2.    EXERCISE OF WARRANT.

                           (A) EXERCISE.  This Warrant may  be exercised  by the
Holder in whole at any time or in part from time to time on or before the Expiration Date by (x) surrendering this Warrant to the Company, (y) giving a subscription form in the form of EXHIBIT 1 to this Warrant (duly executed by the Holder) to the Company, and (z) making payment, in cash or by certified or official bank check payable to the order of the Company, or by wire transfer of funds to the account of the Company, in any such case, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. The subscription form may be surrendered by telephone line facsimile transmission to such telephone number for the Company as shall have been specified in writing to the Holder by the Company; provided, however, that if the subscription form is given to the Company by telephone line facsimile transmission the Holder shall send an original of such subscription form to the Company within ten Business Days after such subscription form is so given to the Company; provided further, however, that any failure or delay on the part of the Holder in giving such original of any subscription form shall not affect the validity or the date on which such subscription form is so given by telephone line facsimile transmission.

                           (B) NET EXERCISE.  The Holder  may elect  to exercise
this Warrant, in whole at any time or in part from time to time, by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of the subscription form annexed hereto (duly executed by the Holder) to the Company (followed by surrender of this Warrant to the Company within three Trading Days after surrender of such subscription form), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                    X = Y x (A - B)
                                        -----------
                                             A

where,

                           X = the number of shares of Common Stock to be issued to the Holder

                           Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                           A = the Current Fair Market Value of one share of Common Stock calculated as of the last Trading Day immediately preceding the exercise of this Warrant

                           B =   the Purchase Price

Notwithstanding the foregoing, the Holder may conduct a "net" exercise pursuant to this Section 2(b) only after the first anniversary of the Issuance Date, and then only in the event that the Registration Statement is not then effective at the time that the Holder wishes to conduct such "net" exercise.

                           (C)     9.99% LIMITATION.

                            (1)  Notwithstanding   anything  to   the   contrary
contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Note and this Warrant) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the Holder's Affiliates (the "Aggregation Parties") that would be aggregated for purposes of determining whether a group exists or for purposes of determining the Holder's beneficial ownership, in either such case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, would result in beneficial ownership by the Holder or such group of more than 9.99% of the outstanding shares of the Common Stock (the "Restricted Ownership Percentage"). The Holder shall have the right (x) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder from 10%, (y) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the happening of any Change in Control Transaction (as defined in the Note), and (z) by written instrument delivered to the Company to irrevocably waive its rights under the immediately preceding clause (y). If at any time the limits in this Section 2(c) make this Warrant unexercisable in whole or in part, the Company shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter as shares of Common Stock may be issued in compliance with such restrictions.

                           (2) For purposes of this Section 2(c), in determining
the number of outstanding shares of Common Stock at any time the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's then most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (B) a public announcement by the Company that is later than any such filing referred to in the preceding clause (A), or (C) any other notice by the Company or its transfer agent setting forth the number shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of Common Stock Equivalents, including, without limitation, the Note and the Warrant, by the Holder or its Aggregation Parties, in each such case subsequent to the date as of which such number of outstanding shares of Common Stock was reported.

                           3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE.
(a) As soon as practicable after the exercise of this Warrant and in any event within five Trading Days thereafter, upon the terms and subject to the conditions of this Warrant, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates shall be free of restrictive and trading legends (except to the extent permitted under Section 6.12 of the Purchase Agreement), plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Current Fair Market Value of one full share of Common Stock, together with any other stock or Other Securities or any property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise. In lieu of delivering physical certificates for the shares of Common Stock or (Other Securities) issuable upon any exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent electronically to transmit such shares of Common Stock (or Other Securities) issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). The Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock (or Other Securities) or payment of cash upon exercise of this Warrant (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant or payment of cash to any Person other than the Holder, and in case of such transfer or payment the Company shall not be required to deliver any certificate for shares of Common Stock (or Other Securities) upon such exercise or pay any cash until such tax or charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or charge is due. If the Holder notifies the Company that the Holder has not received such shares of Common Stock (or Other Securities) (a "Holder Share Notice") and the Company fails to deliver or cause to be delivered to the Holder such shares of Common Stock (or Other Securities) pursuant to this
Section 3(a) (free of any restrictions on transfer or legends except to the extent permitted under Section 6.12 of the Purchase Agreement) in accordance herewith, within one Trading Day after the date the Holder gives such Holder Share Notice, then, in addition to any other liability the Company may have, the Company shall pay to the Holder, in cash, an amount, computed at the rate of 2% per month of the Current Fair Market Value of the shares of Common Stock (or Other Securities) not timely delivered by the Company, for the period such failure continues (the "Exercise Delay Payments"), without duplication of any amount payable to the Holder pursuant to clause (F) of Section 2(c)(i) of the Registration Rights Agreement, with each change in the Current Fair Market Value during such period being given effect. A Holder Share Notice may be given by telephone or e-mail to the Company's Chief Financial Officer or General Counsel. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

                  (b) If in any case the Company shall fail to issue and deliver or cause to be delivered the shares of Common Stock to the Holder in connection with a particular exercise of this Warrant within one Trading Day after the Holder gives a Holder Share Notice to the Company, in addition to any other liabilities the Company may have hereunder and under applicable law, (A) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure; (B) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the Issuance Date and ending on the date the Company delivers or causes to be delivered to the Holder such shares of Common Stock), then, in addition to any amounts payable pursuant to Section 3(a), the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual, direct, demonstrable out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, and (C) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with such exercise of the Holder's right, rescind such exercise and the subscription form relating thereto, in which case the Holder shall thereafter be entitled to exercise that portion of this Warrant as to which such exercise is so rescinded and to exercise its other rights and remedies with respect to such failure by the Company. Notwithstanding the foregoing the Company shall not be liable to the Holder under clauses (A) or (B) of the immediately preceding sentence to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Company's Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of such Transfer Agent or the bankruptcy, liquidation or reorganization of such Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after the Holder exercises this Warrant if the Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Warrant or otherwise.

                           4.  ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK,PROPERTY,
ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time on or after the Issuance Date, all holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

                           (a) other or additional stock, rights, warrants or other securities or property (other than cash) by way of dividend, or

                           (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                           (c) other or additional stock, rights, warrants or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than (i) additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 6) and (ii) rights or warrants to subscribe for Common Stock at less than the Current Fair Market Value (adjustments in respect of which are provided in Section 7), then and in each such case the Holder, on the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock, rights, warrants and Other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) which the Holder would hold on the date of such exercise if on the date of such action specified in the preceding clauses (a) through (c) (or the record date therefor) the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock, rights, warrants and Other Securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 4) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 5.

                           5.  EXERCISE UPON A REORGANIZATION EVENT.  In case of
any Reorganization Event the Company shall, as a condition precedent to the consummation of the transactions constituting, or announced as, such Reorganization Event, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of Common Stock of the Company and Other Securities or property purchasable and receivable upon exercise of the rights represented hereby immediately prior to such Reorganization Event) to purchase the kind and amount of shares of stock and Other Securities and property (including cash) receivable upon such Reorganization Event by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such Reorganization Event. Any such provision shall include provisions for adjustments in respect of such shares of stock and Other Securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 5 shall apply to successive Reorganization Events.

                           6.  ADJUSTMENT FOR CERTAIN EXTRAORDINARY  EVENTS.  If
on or after the Issuance Date the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Purchase Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. The Holder shall thereafter, on the exercise hereof as provided in Section 2, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise immediately prior to such issuance, subdivision or combination, as the case may be, by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

                           7.   ISSUANCE  OF  RIGHTS  OR  WARRANTS  TO  COMMON
STOCKHOLDERS AT LESS THAN CURRENT FAIR MARKET VALUE. If the Company shall on or after the Issuance Date issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Fair Market Value on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, then

                  (a) the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect at the opening of business on the day after such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Fair Market Value, and the denominator shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase; and

                  (b) the number of shares of Common Stock which the Holder may thereafter purchase upon exercise of this Warrant at the opening of business on the day after such record date shall be increased to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such adjustment in the Purchase Price pursuant to clause (a) of this Section 7 by (y) the Purchase Price in effect immediately after such adjustment in the Purchase Price pursuant to clause (a) of this Section 7.

Such adjustment shall become effective immediately after the opening of business on the day following the record date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Purchase Price shall be readjusted to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be readjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to be the number which would then be in effect if such record date had not been fixed. In determining whether any rights or warrants entitle the Holder to subscribe for or purchase shares of Common Stock at less than such Current Fair Market Value, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                           8.  EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER
OR SALE. (a) If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger, statutory exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company, the successor or purchasing Person and each
Person who has agreed to issue such stock or other securities or to transfer such other property or assets shall execute and deliver to the Holder a written agreement providing that (x) this Warrant shall thereafter entitle the Holder to purchase the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, by the holder of a number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to exercise this Warrant) immediately prior to such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 8 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares), (y) in the case of any such successor or purchasing Person or any such Person who has agreed to issue such stock or other securities or to transfer such other property or assets, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing Person or any such Person who has agreed to issue such stock or other securities or to transfer such other property or assets shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant, the Purchase Agreement and the Registration Rights Agreement, and (z) if registration or qualification is required under the 1933 Act or applicable state law for the public resale by the Holder of such shares of stock and Other Securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, combination or sale. Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. If, in the case of any such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, the stock or other securities or other property or assets receivable thereupon by a holder of shares of Common Stock includes shares of stock, other securities other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                           (b)   The above  provisions of this  Section  8 shall
similarly  apply  to  successive  reclassifications,   changes,  consolidations,
mergers, combinations, sales and conveyances.

                           (c)   If  this  Section  8 applies  to  any  event or
occurrence, Section 5 shall not apply to such event or occurrence.

                           9.   TAX  ADJUSTMENTS.  The  Company  may  make  such
reductions in the Purchase Price, in addition to those required by Sections 4, 5, 6 and 7, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                           10.   MINIMUM ADJUSTMENT. (a) No  adjustment  in  the
Purchase Price (and no related adjustment in the number of shares of Common Stock which may thereafter be purchased upon exercise of this Warrant) shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 10 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All such calculations under this Warrant shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                           (b)    No adjustment need be made for a change in the
par value of the Common Stock or from par value to no par value or from no par value to par value.

                           11.   NOTICE  OF  ADJUSTMENTS.  Whenever the Purchase
Price is adjusted as herein provided, the Company shall promptly, but in no event later than five Trading Days thereafter, give a notice to the Holder setting forth the Purchase Price and number of shares of Common Stock which may be purchased upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment but which such statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                           12.  FURTHER ASSURANCES.  The Company will  take  all
action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

                           13.   NOTICE TO HOLDER PRIOR  TO  CERTAIN ACTIONS. In
case on or after the Issuance Date:

                           (a)   the Company shall  declare  a dividend  (or any
other distribution) on its Common Stock (other than in cash out of retained earnings); or

                           (b)  the Company shall authorize the granting to  the
holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                           (c)   the  Board  of  Directors  shall  authorize any
reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                           (d)   there shall be pending the  voluntary or
involuntary  dissolution,  liquidation or winding-up of the Company;

the Company shall give the Holder, as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Company gives such notice to the Holder or is required to give such notice to the Holder, the Holder shall be entitled to give a subscription form to exercise this Warrant in whole or in part that is contingent on the completion of such action.

                           14.  RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE
OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of all other Common Stock Equivalents from time to time outstanding (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

                           15. TRANSFER OF WARRANT.  This Warrant shall inure to
the benefit of the successors to and assigns of the Holder. The Holder may not assign or transfer this Warrant to a Person who is a business competitor of the Company without the Company's prior written consent, which the Company may withhold in its sole discretion. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder in Person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed accompanied by an assignment form in the form attached to this Warrant, or other customary form, duly executed by the transferring Holder.

                           16. REGISTER OF WARRANTS. The Company shall maintain,
at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

                           17.  EXCHANGE  OF  WARRANT.  This  Warrant  is
exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 15, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

                           18. REPLACEMENT OF WARRANT. On receipt by the Company
of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security), or (b) in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor without charge to the Holder.

                           19. WARRANT AGENT. The Company may  by written notice
to the Holder, appoint the transfer agent and registrar for the Common Stock as the Company's agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 2, and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of exchanging this Warrant pursuant to Section 17, and replacing this Warrant pursuant to Section 18, or any of the foregoing, and thereafter any such exchange or replacement, as the case may be, shall be made at such office by such agent.

                           20.  REMEDIES.  The Company  stipulates  that  the
remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                           21.   NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This
Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Common Stock (or Other Securities) purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

                          22. NOTICES, ETC. All notices and other communications
from the Company to the Holder shall be in writing and delivered personally, by confirmed facsimile, by a nationally recognized overnight courier service or mailed by first class certified mail, postage prepaid, at such facsimile telephone number or address as may have been furnished to the Company in writing by the Holder or at such facsimile telephone number or the address shown for the Holder on the register of Warrants referred to in Section 16.

                           23. TRANSFER RESTRICTIONS.  This Warrant has not been
and is not being registered under the provisions of the 1933 Act or any state securities laws and this Warrant may not be transferred prior to the end of the holding period applicable to sales hereof under Rule 144(k) unless (1) the transferee is an "accredited investor" (as defined in Regulation D under the 1933 Act) or a QIB in a transfer that meets the requirements of Rule 144A, and
(2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Warrant may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; and that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus related thereto, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the

Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. If such transfer is intended to assign the rights and obligations of the Holder the Purchase Agreement and the Registration Rights Agreement, such transfer shall otherwise be made in compliance with the applicable provisions of the Purchase Agreement and the Registration Rights Agreement.

                           24.  RULE 144A  INFORMATION  REQUIREMENT.  Within the
period prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the 1933 Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the 1934 Act, make available to the Holder and the holder of any shares of Common Stock issued upon exercise of this Warrant which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of this Warrant from the Holder, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Warrant without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

                           25.  LEGEND.  The  provisions  of Section 6.12 of the
Purchase Agreement and the related definitions of capitalized terms used therein and defined in the Purchase Agreement are by this reference incorporated herein as if set forth in full at this place.

                           26.  AMENDMENT;  WAIVER.  This Warrant  and any terms
hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                           27.  MISCELLANEOUS.  This  Warrant shall be construed
and enforced in accordance with and governed by the internal laws of the State of Nevada. The Company hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Warrant shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. The Company consents and submits to the jurisdiction and venue of the foregoing court and consents that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the Company at its address provided in or pursuant to the Purchase Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. The Company hereby waives any right to a jury trial in connection with any litigation pursuant to this Warrant. The headings, captions and footers in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                           28.  ATTORNEYS' FEES.  In any litigation, arbitration
or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on its behalf by one of its officers thereunto duly authorized.


Dated:  December 22, 2003  KNIGHTSBRIDGE FINE WINES, INC.



                                                By: /s/ Joel Shapiro
                                                    --------------------
                                                 Name:  Joel Shapiro
                                                Title:  President & CEO